UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2005

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-123028	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Fahm Street, Savannah, Georgia	31401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 4, 2005, George A. Bellino, Chief Merchandising Officer of Citi Trends, Inc., a Delaware corporation (the “Company”), entered into a trading plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Mr. Bellino’s plan authorizes the sale of a maximum of 75,000 shares of the Company’s common stock from unexercised options between January and March 2006. Mr. Bellino has informed the Company that any sales pursuant to his plan will comply with Rule 144 and has represented to the Company that he had no knowledge of any material nonpublic information regarding the Company when he adopted his plan. A copy of the Plan is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Sales Plan for George A. Bellino dated November 4, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: November 7, 2005
By: /s/ Thomas W. Stoltz

Name: Thomas W. Stoltz

Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Sales Plan for George A. Bellino dated November 4, 2005.